UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock Investors Trust

Annual Report
10.31.10

Ticker | **JHI**

Management’s discussion of

Fund performance

By MFC Global Investment Management (U.S.), LLC

U.S. bonds gained ground during the 12 months ended October 31, 2010. The economy delivered solid growth rates during the first half of the period, but the recovery lost momentum in the last six months, and a sovereign debt crisis in Europe further clouded the economic outlook. These developments sparked a flight to quality, and the resulting increase in demand for the relative safety of Treasury securities sent their yields down to levels not seen in decades. At the same time, the low interest-rate environment led many investors to seek out higher-yielding investments, providing a lift to corporate bonds and commercial mortgage-backed securities. High-yield corporate bonds were the best performers overall, while residential mortgage-backed securities lagged.

For the year ended October 31, 2010, John Hancock Investors Trust produced a total return of 23.81% at net asset value (NAV) and 32.29% at market value. By comparison, the average UBS leveraged closed-end investment-grade bond fund returned 23.47% at NAV and 28.24% at market value. The Fund’s NAV return and its market performance differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Barclays Capital Government/Credit Bond Index, the Fund’s benchmark, returned 8.48%. The Fund’s outperformance of its benchmark index was driven primarily by the Fund’s allocations within the bond market, particularly an outsized position in corporate bonds. Top contributors among the Fund’s corporate holdings included radio broadcaster Clear Channel Communications, Inc., satellite radio company Canadian Satellite Radio Holdings, Inc. and advertising services provider Vertis, Inc. On the downside, one of the weaker performers was casino operator Mashantucket Western Pequot Tribe. Over the last six months of the period, we made some adjustments to the Fund’s portfolio to reduce its overall risk profile. We lowered the Fund’s position in corporate bonds, taking profits after the substantial rally in that part of the bond market, and shifted these assets into Treasury bonds and mortgage-backed securities, which had become more attractive on a relative-value basis.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factors in this Fund’s performance are interest rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions.

6	Investors Trust | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	62%	Common Stocks	1%

U.S. Government & Agency Obligations	25%	Foreign Government Obligations	1%

Collateralized Mortgage Obligations	4%	Asset-Backed Securities	1%

Preferred Securities	2%	Capital Preferred Securities	1%

Convertible Bonds	2%	Short-Term Investments	1%

Sector Composition[1,2]

U.S. Government & Agency Obligations	25%	Mortgage Bonds	5%

Consumer Discretionary	16%	Utilities	3%

Financials	12%	Consumer Staples	3%

Industrials	9%	Health Care	2%

Energy	8%	Foreign Government Obligations	1%

Materials	8%	Information Technology	1%

Telecommunication Services	6%	Short-Term Investments	1%

Quality Composition[1,3]

AAA	25%	CCC & Below	12%

A	4%	Not Rated	4%

BBB	16%	Equity	3%

BB	14%	Short-Term Investments	1%

B	21%

1 As a percentage of the Fund’s total investments on 10-31-10.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 Ratings are from Moody’s Investor Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available. They may have internal ratings similar to those shown. All are as of 10-31-10 and do not reflect subsequent downgrades, if any.

Annual report | Investors Trust	7

Fund’s investments

As of 10-31-10

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 88.75%				$151,711,103

(Cost $144,455,091)

Consumer Discretionary 21.05%				35,990,010

Auto Components 2.12%

Allison Transmission, Inc. (S)(Z)	11.000	11-01-15	$1,000,000	1,085,000

Exide Technologies, Series B (Z)	10.500	03-15-13	980,000	1,000,825

Tenneco, Inc. (Z)	8.625	11-15-14	1,485,000	1,536,975

Auto Manufacturers 0.25%

Volvo Treasury AB (S)(Z)	5.950	04-01-15	390,000	429,231

Hotels, Restaurants & Leisure 6.59%

Downstream Development Authority of the
Quapaw Tribe of Oklahoma (S)(Z)	12.000	10-15-15	2,000,000	1,925,000

Greektown Superholdings, Inc. (S)	13.000	07-01-15	2,179,000	2,402,348

HRP Myrtle Beach Operations LLC (H)(I)(S)	—	04-01-12	1,745,000	0

Jacobs Entertainment, Inc. (Z)	9.750	06-15-14	1,000,000	937,500

Landry’s Restaurants, Inc.	11.625	12-01-15	360,000	386,100

Little Traverse Bay Bands of Odawa
Indians (S)	10.250	02-15-14	1,000,000	341,250

Marquee Holdings, Inc. (Z)	12.000	08-15-14	215,000	177,913

Mashantucket Western Pequot Tribe (H)(I)(S)	5.912	09-01-21	275,000	181,250

Mashantucket Western Pequot Tribe,
Series A (H)(I)(S)	8.500	11-15-15	2,000,000	280,000

Midwest Gaming Borrower LLC/Midwest
Finance Corp. (S)(Z)	11.625	04-15-16	80,000	82,000

Mohegan Tribal Gaming Authority (Z)	7.125	08-15-14	1,000,000	685,000

MTR Gaming Group, Inc. (Z)	12.625	07-15-14	1,055,000	1,102,475

MTR Gaming Group, Inc., Series B (Z)	9.000	06-01-12	590,000	525,100

Pokagon Gaming Authority (S)(Z)	10.375	06-15-14	694,000	721,760

Turning Stone Resort Casino Enterprises (S)(Z)	9.125	09-15-14	485,000	499,550

Waterford Gaming LLC (S)(Z)	8.625	09-15-14	968,000	637,920

Yonkers Racing Corp. (S)(Z)	11.375	07-15-16	351,000	384,345

Household Durables 0.17%

Standard Pacific Corp.	8.375	05-15-18	140,000	145,075

Standard Pacific Corp. (Z)	6.250	04-01-14	155,000	151,900

Household Products 0.23%

Reynolds Group Issuer, Inc. (S)	8.500	05-15-18	390,000	398,775

Leisure Equipment & Products 0.30%

Easton-Bell Sports, Inc.	9.750	12-01-16	465,000	509,175

8	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Media 8.65%

AMC Entertainment, Inc. (Z)	8.750	06-01-19	$350,000	$374,938

Canadian Satellite Radio Holdings, Inc. (Z)	12.750	02-15-14	2,000,000	1,810,000

CCH II LLC/CCH II Capital Corp.	13.500	11-30-16	841,501	1,007,697

Cinemark USA, Inc. (Z)	8.625	06-15-19	245,000	264,294

Clear Channel Communications, Inc.	10.750	08-01-16	1,385,000	1,069,913

Clear Channel Communications, Inc., PIK	11.000	08-01-16	1,806,617	1,359,479

Clear Channel Worldwide Holdings, Inc.	9.250	12-15-17	100,000	108,000

Clear Channel Worldwide Holdings, Inc.,
Series B	9.250	12-15-17	395,000	431,538

CSC Holdings LLC	8.500	06-15-15	755,000	831,444

DirecTV Holdings LLC/DirecTV Financing
Company, Inc.	5.875	10-01-19	355,000	404,412

News America Holdings, Inc. (Z)	7.750	01-20-24	980,000	1,246,729

Quebecor Media, Inc. (Z)	7.750	03-15-16	95,000	99,156

Regal Cinemas Corp. (Z)	8.625	07-15-19	130,000	138,775

Sirius XM Radio, Inc. (S)(Z)	8.750	04-01-15	2,000,000	2,157,500

SuperMedia, Inc., Escrow Certificates (H)(I)	8.000	11-15-16	2,000,000	0

Time Warner Cable, Inc. (Z)	8.250	04-01-19	375,000	488,112

Vertis, Inc., Series A, PIK	18.500	10-01-12	906,815	725,452

Videotron Ltee (Z)	6.375	12-15-15	300,000	307,875

XM Satellite Radio, Inc. (S)(Z)	13.000	08-01-13	1,650,000	1,967,625

Multiline Retail 1.28%

Michaels Stores, Inc. (Z)	11.375	11-01-16	1,975,000	2,177,438

Personal Products 0.11%

Revlon Consumer Products Corp.	9.750	11-15-15	185,000	192,863

Specialty Retail 0.78%

Hillman Group, Inc. (S)	10.875	06-01-18	290,000	310,300

Sonic Automotive, Inc.	9.000	03-15-18	145,000	152,069

Staples, Inc. (Z)	9.750	01-15-14	500,000	619,408

Toys R Us Property Company LLC (S)(Z)	8.500	12-01-17	225,000	243,563

Textiles, Apparel & Luxury Goods 0.57%

Burlington Coat Factory Warehouse Corp. (Z)	11.125	04-15-14	360,000	378,900

Phillips-Van Heusen Corp. (Z)	7.375	05-15-20	550,000	596,063

Consumer Staples 3.89%				6,643,496

Beverages 0.69%

Anheuser-Busch InBev Worldwide, Inc. (S)(Z)	7.200	01-15-14	1,000,000	1,172,413

Food Products 2.16%

BFF International, Ltd. (S)(Z)	7.250	01-28-20	1,000,000	1,083,750

Bumble Bee Foods LLC	7.750	12-15-15	126,000	135,923

Bunge Ltd. Finance Corp. (Z)	5.350	04-15-14	1,015,000	1,089,783

Corp. Pesquera Inca SAC (S)(Z)	9.000	02-10-17	350,000	368,813

JBS Finance II, Ltd. (S)	8.250	01-29-18	775,000	819,563

TreeHouse Foods, Inc. (Z)	7.750	03-01-18	175,000	191,844

Household Products 0.59%

Yankee Acquisition Corp. (Z)	8.500	02-15-15	655,000	680,381

Yankee Acquisition Corp., Series B (Z)	9.750	02-15-17	315,000	328,388

See notes to financial statements	Annual report | Investors Trust	9

		Maturity
	Rate (%)	date	Par value	Value
Tobacco 0.45%

Lorillard Tobacco Company (Z)	6.875	05-01-20	$720,000	$772,638

Energy 11.08%				18,933,963

Energy Equipment & Services 0.74%

Delek & Avner-Yam Tethys, Ltd. (S)(Z)	5.326	08-01-13	127,049	127,897

Gazprom (S)(Z)	9.625	03-01-13	1,000,000	1,135,000

Oil, Gas & Consumable Fuels 10.34%

Anadarko Petroleum Corp. (Z)	6.375	09-15-17	500,000	555,494

Arch Coal, Inc.	8.750	08-01-16	665,000	746,463

Atlas Pipeline Partners LP (Z)	8.125	12-15-15	405,000	417,150

Copano Energy LLC (Z)	8.125	03-01-16	250,000	258,125

Devon Energy Corp. (Z)	5.625	01-15-14	1,035,000	1,168,377

Drummond Company, Inc. (Z)	7.375	02-15-16	1,760,000	1,812,800

Gibson Energy ULC/GEP Midstream
Finance Corp.	10.000	01-15-18	390,000	395,850

Linn Energy LLC (S)(Z)	8.625	04-15-20	390,000	421,200

MarkWest Energy Partners LP, Series B (Z)	8.500	07-15-16	500,000	531,250

McMoRan Exploration Company (Z)	11.875	11-15-14	1,100,000	1,226,500

Niska Gas Storage US LLC (S)(Z)	8.875	03-15-18	565,000	617,263

Overseas Shipholding Group, Inc. (Z)	8.125	03-30-18	500,000	518,750

Pan American Energy LLC (S)	7.875	05-07-21	350,000	371,000

Petro-Canada (Z)	9.250	10-15-21	1,000,000	1,400,493

Petroleos Mexicanos	6.000	03-05-20	360,000	406,440

Petroleos Mexicanos	4.875	03-15-15	1,000,000	1,084,600

Plains All American Pipeline LP (Z)	6.500	05-01-18	1,000,000	1,165,929

RDS Ultra-Deepwater, Ltd. (S)(Z)	11.875	03-15-17	750,000	787,500

Regency Energy Partners LP/Regency Energy
Finance Corp.	9.375	06-01-16	1,140,000	1,276,800

Thermon Industries, Inc. (S)	9.500	05-01-17	1,950,000	2,062,125

Valero Energy Corp. (Z)	6.125	02-01-20	205,000	226,916

Valero Energy Corp. (Z)	4.500	02-01-15	205,000	220,041

Financials 14.35%				24,536,272

Capital Markets 1.31%

Morgan Stanley (Z)	6.000	04-28-15	1,000,000	1,111,535

The Goldman Sachs Group, Inc. (Z)	6.250	09-01-17	1,000,000	1,130,127

Commercial Banks 1.95%

Barclays Bank PLC (6.860% to 6-15-32,
then 6 month LIBOR + 1.730%) (S)(Z)	6.860	(Q)	1,595,000	1,555,125

BOM Capital PLC (S)(Z)	6.699	03-11-15	355,000	358,550

Chuo Mitsui Trust & Banking Company, Ltd.
(5.506% to 4-15-15, then 3 month
LIBOR + 2.490%) (S)(Z)	5.506	(Q)	905,000	899,575

State Bank of India/London (S)	4.500	07-27-15	500,000	522,312

Consumer Finance 0.94%

American Express Credit Corp. (Z)	5.125	08-25-14	1,000,000	1,104,029

SLM Corp. (Z)	8.450	06-15-18	485,000	508,100

10	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Diversified Financial Services 3.85%

Astoria Depositor Corp., Series B (S)	8.144	05-01-21	$750,000	$751,875

Beaver Valley Funding (Z)	9.000	06-01-17	607,000	673,193

Bosphorus Financial Services, Ltd. (P)(S)(Z)	2.086	02-15-12	187,500	184,383

CCM Merger, Inc. (S)(Z)	8.000	08-01-13	2,145,000	2,005,575

Corporacion Andina de Fomento (Z)	3.750	01-15-16	690,000	701,066

Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	750,000	764,189

Nationstar Mortgage/Nationstar Capital
Corp. (S)(Z)	10.875	04-01-15	375,000	339,375

Orascom Telecom Finance SCA (S)(Z)	7.875	02-08-14	280,000	272,650

TAM Capital, Inc. (Z)	7.375	04-25-17	860,000	889,025

Insurance 2.59%

CNA Financial Corp. (Z)	7.350	11-15-19	655,000	738,194

Liberty Mutual Group, Inc. (S)(Z)	7.500	08-15-36	515,000	515,497

Liberty Mutual Group, Inc. (S)(Z)	7.300	06-15-14	750,000	832,588

Liberty Mutual Group, Inc. (10.750% to
6-15-38, then 3 month LIBOR +
7.120%) (S)(Z)	10.750	06-15-58	1,000,000	1,240,000

Lincoln National Corp. (7.000% to 5-17-16,
then 3 month LIBOR + 2.358%) (Z)	7.000	05-17-66	370,000	360,750

Symetra Financial Corp. (8.300% to 10-15-17,
then 3 month LIBOR + 4.177%) (S)(Z)	8.300	10-15-37	520,000	499,200

Willis North America, Inc. (Z)	7.000	09-29-19	215,000	234,764

Investment Companies 0.73%

Offshore Group Investments, Ltd. (S)	11.500	08-01-15	1,180,000	1,250,800

Real Estate Investment Trusts 1.44%

Dexus Property Group (S)(Z)	7.125	10-15-14	1,000,000	1,136,576

Dupont Fabros Technology LP	8.500	12-15-17	350,000	378,875

Health Care, Inc. (Z)	6.200	06-01-16	345,000	394,560

Healthcare Realty Trust, Inc. (Z)	8.125	05-01-11	165,000	170,578

Plum Creek Timberlands LP (Z)	5.875	11-15-15	345,000	383,064

Real Estate Management & Development 1.54%

Realogy Corp.	10.500	04-15-14	1,095,000	982,763

Realogy Corp., PIK	11.000	04-15-14	1,843,221	1,647,379

Health Care 2.31%				3,940,468

Health Care Equipment & Supplies 0.60%

Covidien International Finance SA (Z)	5.450	10-15-12	945,000	1,028,694

Health Care Providers & Services 1.45%

BioScrip, Inc.	10.250	10-01-15	285,000	301,388

Express Scripts, Inc. (Z)	6.250	06-15-14	965,000	1,112,574

Hanger Orthopedic Group, Inc.	10.250	06-01-14	1,000,000	1,055,000

Pharmaceuticals 0.26%

Catalent Pharma Solutions, Inc., PIK (Z)	9.500	04-15-15	436,268	442,812

Industrials 12.67%				21,659,674

Aerospace & Defense 1.67%

Colt Defense LLC (S)(Z)	8.750	11-15-17	175,000	131,469

Embraer Overseas, Ltd. (Z)	6.375	01-15-20	885,000	973,500

Hawker Beechcraft Acquisition
Company LLC (Z)	8.500	04-01-15	855,000	689,344

See notes to financial statements	Annual report | Investors Trust	11

		Maturity
	Rate (%)	date	Par value	Value
Aerospace & Defense (continued)

Kratos Defense & Security Solutions, Inc.	10.000	06-01-17	$400,000	$444,000

L-3 Communications Corp., Series B (Z)	6.375	10-15-15	200,000	206,000

PharmaNet Development Group, Inc. (S)(Z)	10.875	04-15-17	390,000	405,600

Airlines 4.48%

Continental Airlines, Inc. (Z)	8.307	04-02-18	156,689	159,823

Continental Airlines, Inc.	7.033	06-15-11	111,756	114,126

Continental Airlines, Inc. (Z)	6.545	02-02-19	232,647	245,443

Delta Air Lines, Inc. (S)(Z)	12.250	03-15-15	410,000	466,888

Delta Air Lines, Inc. (S)(Z)	9.500	09-15-14	1,343,000	1,477,300

Delta Air Lines, Inc. (Z)	6.821	08-10-22	755,679	816,134

Global Aviation Holdings, Ltd. (S)(Z)	14.000	08-15-13	1,385,000	1,495,800

United Air Lines, Inc. (Z)	12.750	07-15-12	678,972	768,936

United Air Lines, Inc. (S)(Z)	12.000	11-01-13	820,000	922,500

United Air Lines, Inc. (Z)	10.400	11-01-16	345,956	390,930

United Air Lines, Inc. (Z)	9.750	01-15-17	680,484	799,568

Building Materials 0.10%

Voto-Votorantim Overseas Trading
Operations NV (S)(Z)	6.625	09-25-19	160,000	174,400

Commercial Services & Supplies 2.55%

ACCO Brands Corp.	10.625	03-15-15	615,000	694,181

Avis Budget Car Rental LLC	9.625	03-15-18	345,000	370,875

Garda World Security Corp. (S)(Z)	9.750	03-15-17	765,000	814,725

Iron Mountain, Inc. (Z)	8.375	08-15-21	760,000	852,150

MSX International, Inc. (S)	12.500	04-01-12	1,850,000	1,628,000

Electrical Equipment 0.18%

Coleman Cable, Inc.	9.000	02-15-18	295,000	308,644

Industrial Conglomerates 0.48%

Hutchison Whampoa International, Ltd. (S)(Z)	6.500	02-13-13	365,000	402,672

Hutchison Whampoa International, Ltd. (S)(Z)	4.625	09-11-15	385,000	416,498

Marine 1.52%

Navios Maritime Holdings, Inc. (Z)	9.500	12-15-14	2,500,000	2,593,730

Road & Rail 1.69%

CSX Corp. (Z)	6.300	03-15-12	1,000,000	1,068,053

RailAmerica, Inc. (Z)	9.250	07-01-17	448,000	496,160

Western Express, Inc. (S)(Z)	12.500	04-15-15	1,395,000	1,332,225

Information Technology 0.94%				1,612,263

Electronic Equipment, Instruments & Components 0.58%

Freescale Semiconductor, Inc. (S)(Z)	9.250	04-15-18	290,000	310,300

STATS ChipPAC, Ltd. (S)	7.500	08-12-15	630,000	691,425

Software 0.36%

Vangent, Inc. (Z)	9.625	02-15-15	670,000	610,538

Materials 9.93%				16,981,834

Chemicals 2.31%

American Pacific Corp. (Z)	9.000	02-01-15	565,000	566,413

Berry Plastics Corp. (Z)	8.875	09-15-14	430,000	437,525

Berry Plastics Corp. (Z)	8.250	11-15-15	770,000	811,388

12	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Chemicals (continued)

Sterling Chemicals, Inc. (Z)	10.250	04-01-15	$1,000,000	$1,010,000

The Dow Chemical Company (Z)	5.900	02-15-15	1,000,000	1,126,846

Containers & Packaging 0.57%

Ball Corp. (Z)	6.750	09-15-20	235,000	258,500

Cascades, Inc.	7.875	01-15-20	240,000	257,700

Graphic Packaging International, Inc. (Z)	9.500	06-15-17	185,000	203,963

Graphic Packaging International, Inc.	7.875	10-01-18	236,000	249,570

Metals & Mining 3.52%

CSN Islands XI Corp (S)(Z)	6.875	09-21-19	250,000	277,188

Essar Steel Algoma, Inc. (S)(Z)	9.375	03-15-15	500,000	516,250

Freeport-McMoRan Copper & Gold, Inc. (Z)	8.375	04-01-17	220,000	248,875

Gerdau Holdings, Inc. (S)(Z)	7.000	01-20-20	360,000	408,150

Rain CII Carbon LLC (S)(Z)	11.125	11-15-15	2,200,000	2,337,500

Rio Tinto Finance USA, Ltd. (Z)	7.125	07-15-28	710,000	891,282

Ryerson, Inc. (Z)	12.000	11-01-15	1,000,000	1,040,000

Teck Resources, Ltd. (Z)	10.750	05-15-19	240,000	306,600

Paper & Forest Products 3.53%

ABI Escrow Corp. (S)	10.250	10-15-18	910,000	971,425

Boise Paper Holdings LLC	8.000	04-01-20	515,000	556,200

Grupo Papelero Scribe SA (S)(Z)	8.875	04-07-20	1,800,000	1,809,000

NewPage Corp. (Z)	11.375	12-31-14	1,085,000	1,041,600

NewPage Corp. (Z)	10.000	05-01-12	2,000,000	1,272,500

PE Paper Escrow GmbH (S)(Z)	12.000	08-01-14	95,000	110,184

Verso Paper Holdings LLC	11.500	07-01-14	245,000	273,175

Telecommunication Services 8.61%				14,718,568

Communications Equipment 0.16%

Sable International Finance, Ltd. (S)(Z)	7.750	02-15-17	250,000	268,438

Diversified Telecommunication Services 3.83%

Axtel SAB de CV (S)(Z)	9.000	09-22-19	260,000	240,175

Axtel SAB de CV (S)(Z)	7.625	02-01-17	810,000	744,188

BellSouth Corp. (Z)	6.300	12-15-15	648,639	708,925

Cincinnati Bell, Inc. (Z)	8.750	03-15-18	540,000	522,450

Frontier Communications Corp.	8.750	04-15-22	435,000	505,688

Frontier Communications Corp. (Z)	7.125	03-15-19	530,000	567,100

GXS Worldwide, Inc.	9.750	06-15-15	430,000	443,975

Intelsat Bermuda, Ltd. (Z)	11.250	02-04-17	1,470,000	1,574,738

Telecom Italia Capital SA (Z)	6.175	06-18-14	1,105,000	1,234,686

Wireless Telecommunication Services 4.62%

Bakrie Telecom Pte, Ltd. (S)	11.500	05-07-15	750,000	819,375

CC Holdings GS V LLC/Crown Castle
GS III Corp. (S)(Z)	7.750	05-01-17	410,000	460,225

Nextel Communications, Inc., Series D (Z)	7.375	08-01-15	1,340,000	1,345,025

NII Capital Corp.	10.000	08-15-16	320,000	362,800

SBA Tower Trust (S)(Z)	5.101	04-15-17	580,000	624,004

Sprint Capital Corp. (Z)	8.750	03-15-32	1,065,000	1,168,838

Sprint Capital Corp. (Z)	8.375	03-15-12	1,970,000	2,105,438

Sprint Capital Corp. (Z)	6.900	05-01-19	1,000,000	1,022,500

See notes to financial statements	Annual report | Investors Trust	13

		Maturity
	Rate (%)	date	Par value	Value
Utilities 3.92%				$6,694,555

Electric Utilities 2.39%

AES Dominicana Energia Finance SA (S)	11.000	12-13-15	$185,000	195,869

BVPS II Funding Corp. (Z)	8.890	06-01-17	590,000	693,676

CE Generation LLC (Z)	7.416	12-15-18	529,750	561,589

Exelon Corp. (Z)	4.900	06-15-15	1,015,000	1,118,237

FPL Energy National Wind LLC (S)(Z)	5.608	03-10-24	260,121	271,793

PNPP II Funding Corp. (Z)	9.120	05-30-16	313,000	339,486

United Maritime Group LLC	11.750	06-15-15	475,000	474,406

Waterford 3 Funding Corp. (Z)	8.090	01-02-17	418,045	426,176

Independent Power Producers & Energy Traders 0.78%

AES Eastern Energy LP (Z)	9.000	01-02-17	943,091	990,246

Ipalco Enterprises, Inc. (Z)	8.625	11-14-11	315,000	333,113

Multi-Utilities 0.72%

DTE Energy Company (Z)	7.625	05-15-14	1,040,000	1,236,636

Water Utilities 0.03%

Indiantown Cogeneration LP, Series A–9	9.260	12-15-10	53,181	53,328

Convertible Bonds 2.22%				$3,787,836

(Cost $3,207,987)

Consumer Discretionary 1.22%				2,093,025

Media 1.22%

XM Satellite Radio, Inc. (S)(Z)	7.000	12-01-14	$1,770,000	2,093,025

Financials 0.36%				606,056

Capital Markets 0.14%

Knight Capital Group, Inc. (S)(Z)	3.500	03-15-15	250,000	233,281

Real Estate Investment Trusts 0.22%

Corporate Office Properties LP (S)(Z)	4.250	04-15-30	370,000	372,775

Industrials 0.64%				1,088,755

Airlines 0.35%

UAL Corp. (Z)	4.500	06-30-21	550,000	589,380

Containers & Packaging 0.29%

Owens-Brockway Glass Container, Inc. (S)(Z)	3.000	06-01-15	500,000	499,375

Capital Preferred Securities 1.06%				$1,821,100

(Cost $1,957,604)

Financials 1.06%				1,821,100

Commercial Banks 0.39%

HSBC Finance Capital Trust IX (5.911% to
11-30-15, then 3 month LIBOR +
1.926%) (Z)	5.911	11-30-35	700,000	668,500

Diversified Financial Services 0.67%

NB Capital Trust IV (Z)	8.250	04-15-27	1,130,000	1,152,600

14	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government & Agency Obligations 36.27%				$61,994,481

(Cost $60,304,166)

U.S. Government 21.24%				36,304,480

U.S. Treasury Notes
Note (Z)	3.625	02-15-20	$1,065,000	1,162,847
Note (Z)	2.500	03-31-15	18,500,000	19,715,450
Note (Z)	2.500	04-30-15	2,430,000	2,589,090
Note (Z)	2.375	02-28-15	1,295,000	1,371,988
Note (Z)	1.250	08-31-15	4,905,000	4,934,126
Note (Z)	1.250	09-30-15	6,500,000	6,530,979

U.S. Government Agency 15.03%				25,690,001

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru Ctf	6.500	06-01-37	64,204	70,843
30 Yr Pass Thru Ctf	6.500	10-01-37	121,254	133,564
30 Yr Pass Thru Ctf	6.500	11-01-37	229,060	253,389
30 Yr Pass Thru Ctf	6.500	12-01-37	114,176	125,697
30 Yr Pass Thru Ctf	6.500	12-01-37	78,394	86,353
30 Yr Pass Thru Ctf	6.500	03-01-38	455,891	505,024
30 Yr Pass Thru Ctf	6.500	03-01-38	232,782	256,269
30 Yr Pass Thru Ctf	6.500	09-01-39	207,477	228,152
30 Yr Pass Thru Ctf (Z)	4.500	03-01-39	4,169,283	4,366,703

Federal National Mortgage Association
30 Yr Pass Thru Ctf (Z)	6.500	10-01-37	696,678	771,054
30 Yr Pass Thru Ctf	5.500	06-01-38	10,449,176	11,249,209
30 Yr Pass Thru Ctf (Z)	4.000	08-01-40	7,405,000	7,643,744

Foreign Government Obligations 1.74%				$2,982,577

(Cost $2,708,281)

Argentina 1.11%				1,899,750
City of Buenos Aires (S)(Z)	12.500	04-06-15	$1,700,000	1,899,750

Mexico 0.50%				862,088

Government of Mexico
Bond (Z)	5.875	02-17-14	450,000	508,500
Bond (Z)	5.125	01-15-20	315,000	353,588

South Korea 0.13%				220,739
Korea Development Bank (Z)	4.375	08-10-15	205,000	220,739

Collateralized Mortgage Obligations 6.08%				$10,393,567

(Cost $12,239,091)

Commercial & Residential 5.57%				9,513,841
American Home Mortgage Assets
Series 2006-6, Class XP IO	2.482	12-25-46	$9,350,854	452,179

American Tower Trust
Series 2007-1A, Class C (S)	5.615	04-15-37	195,000	207,598

Banc of America Funding Corp.
Series 2006-B, Class 6A1 (P)	5.805	03-20-36	670,260	487,761

Bear Stearns Alt-A Trust
Series 2005-3, Class B2 (P)	2.774	04-25-35	399,086	14,930

Countrywide Alternative Loan Trust
Series 2006-OA12, Class X IO	2.916	09-20-46	48,204,459	1,981,767

First Horizon Alternative Mortgage Securities
Series 2004-AA5, Class B1 (P)	2.289	12-25-34	255,018	30,639

See notes to financial statements	Annual report | Investors Trust	15

		Maturity
	Rate (%)	date	Par value	Value

Global Tower Partners Acquisition Partners LLC
Series 2007-1A, Class G (S)	7.874	05-15-37	$360,000	$375,446

GSR Mortgage Loan Trust
Series 2006-4F, Class 6A1	6.500	05-25-36	2,868,650	2,426,413
Series 2004-9, Class B1 (P)	3.607	08-25-34	774,749	301,495

Harborview Mortgage Loan Trust
Series 2005-8, Class 1X IO	2.410	09-19-35	5,579,945	214,828
Series 2007-3, Class ES IO	0.350	05-19-47	9,890,826	64,785
Series 2007-4, Class ES IO	0.350	07-19-47	11,659,084	65,291
Series 2007-6, Class ES IO (S)	0.342	08-19-37	7,912,467	51,115

Harborview Net Interest Margin Corp.
Series 2006-9A, Class N2 (H)(I)(S)	—	11-19-36	311,205	0

IndyMac Index Mortgage Loan Trust
Series 2004-AR13, Class B1	5.296	01-25-35	310,145	26,873
Series 2005-AR18, Class 1X IO	2.290	10-25-36	11,292,487	381,686
Series 2005-AR18, Class 2X IO	1.992	10-25-36	10,672,668	332,987
Series 2005-AR5, Class B1 (P)	2.795	05-25-35	413,511	11,145

Merrill Lynch Mortgage Investors Trust
Series 2006-AF1, Class MF1 (H)(P)	6.157	08-25-36	701,063	1,388

Morgan Stanley Capital I
Series 2008-HQ8, Class AM (P)	5.437	03-12-44	995,000	1,000,468

Provident Funding Mortgage Loan Trust
Series 2005-1, Class B1 (P)	2.970	05-25-35	366,448	96,052

Washington Mutual, Inc.
Series 2005-AR1, Class X IO	1.640	01-25-45	14,843,948	440,016
Series 2005-AR4, Class B1 (P)	2.723	04-25-35	1,426,741	293,682
Series 2005-6, Class 1CB	6.500	08-25-35	339,445	255,297

U.S. Government Agency 0.51%				879,726

Federal National Mortgage Association
Series 398, Class C3 IO	4.500	05-25-39	1,736,403	241,683
Series 402, Class 3 IO	4.000	11-25-39	1,200,727	255,400
Series 402, Class 4 IO	4.000	10-25-39	2,128,848	382,643

Asset Backed Securities 1.69%				$2,893,583

(Cost $2,857,334)

Asset Backed Securities 1.69%				2,893,583
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A–5	8.100	08-15-25	$37,671	35,570

Countrywide Asset-Backed Certificates
Series 2006-3, Class 2A2 (P)	0.436	06-25-36	1,041,385	905,333

DB Master Finance LLC
Series 2006-1, Class-M1 (S)	8.285	06-20-31	1,000,000	990,530

Dominos Pizza Master Issuer LLC
Series 2007-1, Class M1 (S)	7.629	04-25-37	1,000,000	962,150

			Shares	Value
Common Stocks 1.86%				$3,177,086

(Cost $5,522,173)

Consumer Discretionary 0.65%				1,113,066

Auto Components 0.28%

Lear Corp. (I)(Z)			5,370	474,708

Hotels, Restaurants & Leisure 0.06%

Greektown Superholdings, Inc. (I)			977	108,035

16	Investors Trust | Annual report	See notes to financial statements

			Shares	Value
Media 0.31%

Charter Communications, Inc., Class A (I)(Z)			11,505	$372,877

Dex One Corp. (I)(Z)			20,979	147,063

SuperMedia, Inc. (I)(Z)			1,578	10,383

Materials 1.21%				$2,064,020

Paper & Forest Products 1.21%

Smurfit-Stone Container Corp. (I)			89,740	2,064,020

Preferred Securities 3.02%				$5,163,015

(Cost $4,787,253)

Consumer Discretionary 1.23%				2,109,179

Hotels, Restaurants & Leisure 1.23%

Greektown Superholdings, Inc., Series A, 7.500% (I)			19,074	2,109,179

Energy 0.24%				406,236

Oil, Gas & Consumable Fuels 0.24%

Apache Corp., Series D, 6.000%			6,980	406,236

Financials 1.22%				2,083,200

Commercial Banks 0.63%

Zions Bancorporation, Series E, 11.000%			40,000	1,083,200

Real Estate Investment Trusts 0.59%

Public Storage, Inc., Depositary Shares,
Series W, 6.500% (Z)			40,000	1,000,000

Utilities 0.33%				564,400

Electric Utilities 0.33%

PPL Corp., 9.500%			10,000	564,400

			Par value	Value

Short-Term Investments 1.69%				$2,891,000
(Cost $2,891,000)
Repurchase Agreement 0.17%				291,000
Repurchase Agreement with State Street Corp. dated 10-29-10
at 0.010% to be repurchased at $291,000 on 11-1-10,
collateralized by $295,000 Federal Home Loan Bank, 1.875% due
11-19-12 (valued at $297,581, including interest)			$291,000	291,000
		Maturity
	Yield (%)*	date	Par value	Value
Short-Term Securities 1.52%				$2,600,000
Federal Home Loan Bank Discount Note	0.100	11-1-10	$2,600,000	2,600,000

Total investments (Cost $240,929,980)† 144.38%				$246,815,348

Other assets and liabilities, net (44.38%)				($75,869,959)

Total net assets 100.00%				$170,945,389

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements	Annual report | Investors Trust	17

Notes to Schedule of Investments

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

LIBOR London Interbank Offered Rate

PIK Payment-in-kind

(H) Defaulted security. Currently, the issuer is in default with respect to interest payments.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $64,550,822 or 37.76% of the Fund’s net assets as of 10-31-10.

(Z) All or a portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 10-31-10 was $178,673,255.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 10-31-10, the aggregate cost of investment securities for federal income tax purposes was $241,502,101. Net unrealized appreciation aggregated $5,313,247 of which $19,623,308 related to appreciated investment securities and $14,310,061 related to depreciated investment securities.

The portfolio had the following country concentration as a percentage of investments on 10-31-10:

United States	83%
Canada	2%
Cayman Islands	2%
Mexico	2%
Argentina	1%
Australia	1%
Bermuda	1%
Brazil	1%
Luxembourg	1%
Marshall Islands	1%
United Kingdom	1%
Other Countries	3%
Short-Term Investments	1%

18	Investors Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $240,929,980)	$246,815,348
Cash	671
Cash held at broker for futures contracts	52,350
Receivable for investments sold	11,392,621
Dividends and interest receivable	4,109,995
Other receivables	31,597

Total assets	262,402,582

Liabilities

Payable for investments purchased	11,326,744
Committed facility agreement payable (Note 8)	80,000,000
Payable for futures variation margin (Note 3)	9,477
Interest payable (Note 8)	18,480
Payable to affiliates
Accounting and legal services fees	3,975
Transfer agent fees	9,571
Trustees’ fees	13,031
Other liabilities and accrued expenses	75,915

Total liabilities	91,457,193

Net assets

Capital paid-in	$174,646,829
Undistributed net investment income	1,552,131
Accumulated net realized loss on investments, futures contracts and
swap agreements	(11,042,054)
Net unrealized appreciation on investments and futures contracts	5,788,483

Net assets	$170,945,389

Net asset value per share

Based on 8,498,607 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$20.11

See notes to financial statements	Annual report | Investors Trust	19

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-10

This Statement of Operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$21,059,188
Dividends	205,105
Total investment income	21,264,293

Expenses

Investment management fees (Note 5)	1,282,091
Accounting and legal services fees (Note 5)	26,280
Transfer agent fees	79,327
Trustees’ fees (Note 5)	46,445
Printing and postage	50,978
Professional fees	221,232
Custodian fees	36,390
Interest expense (Note 8)	1,298,323
Stock exchange listing fees	24,004
Other	28,391

Total expenses	3,093,461

Net investment income	18,170,832

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	2,356,137
Futures contracts (Note 3)	(259,052)
Swap contracts (Note 3)	(1,216,716)
880,369
Change in net unrealized appreciation (depreciation) of
Investments	15,002,566
Futures contracts (Note 3)	(83,406)
Swap contracts (Note 3)	1,177,409
16,096,569
Net realized and unrealized gain	16,976,938

Increase in net assets from operations	$35,147,770

20	Investors Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-10	10-31-09
Increase (decrease) in net assets

From operations
Net investment income	$18,170,832	$14,227,117
Net realized gain (loss)	880,369	(2,495,630)
Change in net unrealized appreciation (depreciation)	16,096,569	32,105,889

Increase in net assets resulting from operations	35,147,770	43,837,376

Distributions to shareholders
From net investment income	(17,506,522)	(14,157,231)

From Fund share transactions (Note 6)	1,326,215	1,087,350

Total increase	18,967,463	30,767,495

Net assets

Beginning of year	151,977,926	121,210,431

End of year	$170,945,389	$151,977,926

Undistributed net investment income	$1,552,131	$1,349,897

See notes to financial statements	Annual report | Investors Trust	21

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows 10-31-10

This Statement of Cash Flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-10
Cash flows from operating activities

Net increase in net assets from operations	$35,147,770
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(174,209,303)
Long-term investments sold	163,649,205
Increase in short term investments	(459,003)
Net amortization of premium (discount)	(1,094,061)
Increase in dividends and interest receivable	(143,143)
Increase in payable for investments purchased	10,220,931
Increase in receivable for investments sold	(11,341,246)
Decrease in cash held at broker for futures contracts	7,050
Decrease in other receivables	9,886
Decrease in prepaid arrangement fees	90,654
Net change in unrealized (appreciation) depreciation of swap contracts	(1,177,409)
Decrease in payable for futures variation margin	(10,117)
Decrease in payable to affiliates	(9,425)
Decrease in interest payable	(122,790)
Decrease in other liabilities and accrued expenses	(19,379)
Net change in unrealized (appreciation) depreciation on investments	(15,002,566)
Net realized gain on investments	(2,356,137)

Net cash used in operating activities	$3,180,917

Cash flows from financing activities
Borrowings from credit facility agreement payable	13,000,000
Distributions to common shareholders net of reinvestments	(16,180,307)

Net cash used by financing activities	($3,180,307)

Net increase in cash	$610

Cash at beginning of period	$61

Cash at end of period	$671

Supplemental disclosure of cash flow information

Cash paid for interest	$1,421,113

Noncash financing activities not included herein consist of	1,326,215
reinvestment of distributions

22	Investors Trust | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	10-31-10	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05
Per share operating performance

Net asset value, beginning of period	$18.03	$14.51	$19.21	$19.90	$20.04	$21.22
Net investment income[2]	2.15	1.70	1.49	1.89	1.74	1.70
Net realized and unrealized gain (loss)
on investments	2.00	3.51	(4.80)	(0.72)	(0.07)	(1.07)
Distributions to APS*	—	—	(0.19)	(0.55)	(0.50)	(0.34)
Total from investment operations	4.15	5.21	(3.50)	0.62	1.17	0.29
Less distributions to
common shareholders
From net investment income	(2.07)	(1.69)	(1.20)	(1.31)	(1.31)	(1.47)
Total distributions	(2.07)	(1.69)	(1.20)	(1.31)	(1.31)	(1.47)
Net asset value, end of period	$20.11	$18.03	$14.51	$19.21	$19.90	$20.04
Per share market value, end
of period	$21.13	$17.73	$13.46	$17.01	$19.04	$17.70
Total return at net asset value (%)[3]	23.81	39.26	(18.78)[4]	3.73	6.54	1.78[5]
Total return at market value (%)[3]	32.29	47.62	(14.91)[4]	(4.00)	15.41	(15.06)

Ratios and supplemental data

Net assets applicable to common
shares, end of period (in millions)	$171	$152	$121	$160	$164	$165
Ratios (as a percentage of average
net assets):
Expenses before reductions
(excluding interest expense)	1.12	1.43	1.42[6]	1.16[7]	1.17[7]	1.17[7]
Interest expense (Note 8)	0.81	1.00	0.83[6]	—	—	—
Expenses before reductions
(including interest expense)	1.93	2.43	2.25[6]	1.16[7]	1.17[7]	1.17[7]
Net investment income	11.33	11.34	9.93[6]	9.55[8]	8.80[8]	8.25[8]
Portfolio turnover (%)	71	72[9]	37	46	63	144

Senior securities
Total value of APS outstanding
(in millions)	—	—	—	$86	$86	$86
Involuntary liquidation preference per
unit (in thousands)	—	—	—	25	25	25
Average market value per unit
(in thousands)	—	—	—	25	25	25
Asset coverage per unit[10]	—	—	—[11]	$71,364	$72,917	$72,072
Total debt outstanding end of period
(in millions) (Note 8)	$80	$67	$58	—	—	—
Asset coverage per $1,000 of APS[12]	—	—	—	2,856	2,910	2,913
Asset coverage per $1,000 of debt[13]	3,136	3,268	3,090	—	—	—

See notes to financial statements	Annual report | Investors Trust	23

* Auctioned Preferred Shares (APS).

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.

2 Based on the average daily shares outstanding.

3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4 Not annualized.

5 Unaudited.

6 Annualized.

7 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 0.76%, 0.77% and 0.77% for the years ended 12-31-07, 12-31-06 and 12-31-05, respectively.

8 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 6.26%, 5.77% and 5.47% for the years ended 12-31-07, 12-31-06 and 12-31-05, respectively.

9 The Portfolio turnover rate, including the effect of “TBA” (to be announced) securities for the year ended 10-31-09 was 100%.

10 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

11 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on 6-12-08.

12 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.

13 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 8).

24	Investors Trust | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Investors Trust (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2010, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

U.S. Government & Agency
Obligations	$61,994,481	—	$61,994,481	—
Foreign Government
Obligations	2,982,577	—	2,982,577	—
Corporate Bonds	151,711,103	—	151,073,183	$637,920
Convertible Bonds	3,787,836	—	3,787,836	—
Capital Preferred Securities	1,821,100	—	1,821,100	—
Collateralized Mortgage
Obligations	10,393,567	—	9,399,281	994,286
Asset Backed Securities	2,893,583	—	2,893,583	—
Common Stocks	3,177,086	$3,069,051	—	108,035
Preferred Securities	5,163,015	2,489,436	564,400	2,109,179
Short-Term Investments	2,891,000	—	2,891,000	—

Total Investments in
Securities	$246,815,348	$5,558,487	$237,407,441	$3,849,420
Other Financial Instruments
Futures	($96,885)	($96,885)	—	—

Annual report | Investors Trust	25

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		COLLATERAL
	ASSET BACKED	MORTGAGE	COMMON	CORPORATE	PREFERRED
	SECURITIES	OBLIGATIONS	STOCK	BONDS	SECURITIES	TOTAL

Balance as of 10-31-09	$750,000	$7,526,657	—	$562,500	—	$8,839,157
Accrued discounts/
premiums	—	112	—	17,700	—	17,812
Realized gain (loss)	—	2,124,995	—	3,729	—	2,128,724
Change in unrealized
appreciation
(depreciation)	—	(2,555,916)	—	44,980	$172,952	(2,337,984)
Net purchases (sales)	—	(2,956,676)	$108,035	(126,729)	1,936,227	(1,039,143)
Transfers in and/or out
of Level 3	(750,000)	(3,144,886)	—	135,740	—	(3,759,146)
Balance as of 10-31-10	—	$994,286	$108,035	$637,920	$2,109,179	$3,849,420
Change in unrealized at
year end*	—	($41,438)	—	$44,980	$172,952	$176,494

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

During the year ended October 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/

26	Investors Trust | Annual report

accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Payment-in-kind bonds. The Fund may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The Fund accrues income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may need to sell other investments to make distributions.

Real estate investment trusts. From time to time, the Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Stripped securities. Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully receive its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal because the counterparty or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $10,225,436 available to offset future net realized capital gains as of October 31, 2010. The following table details the capital loss carryforward available as of October 31, 2010.

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31
2013	2014	2015	2016	2017

$2,727,115	$2,605,424	$1,304,634	$912,660	$2,675,603

Annual report | Investors Trust	27

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2010 and October 31, 2009 was as follows:

	OCTOBER 31, 2010	OCTOBER 31, 2009

Ordinary Income	$17,506,522	$14,157,231

As of October 31, 2010, the components of distributable earnings on a tax basis included $1,561,878 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale deferrals, pay-downs, defaulted bonds, derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The Fund may invest in derivatives, including futures contracts and swap contracts, in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the Fund’s initial investment.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract.

28	Investors Trust | Annual report

Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

During the year ended October 31, 2010, the Fund used futures contracts to manage duration of the portfolio. The following table summarizes the contracts held at October 31, 2010. The range of futures contracts absolute notional amounts held by the Fund during the year ended October 31, 2010 was $2.6 million to $7.4 million.

					UNREALIZED
OPEN	NUMBER OF				APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	VALUE (USD)	(DEPRECIATION)

U.S. Treasury 30-Year	10	Long	Dec 2010	$1,309,375	($36,903)
Bond Futures
U.S. Treasury 5-Year	27	Short	Dec 2010	(3,282,609)	(40,154)
Note Futures
U.S. Treasury 10-Year	22	Short	Dec 2010	(2,778,188)	(19,828)
Note Futures
Total					($96,885)

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts on a periodic basis. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

There were no open interest rate swap contracts at October 31, 2010.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2010 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSET AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate	Payables for futures	Futures†	—	($96,885)
contracts
Total			—	($96,885)

† Reflects cumulative appreciation/depreciation of futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Annual report | Investors Trust	29

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2010:

	STATEMENT OF
	OPERATIONS	FUTURES	SWAP
RISK	LOCATION	CONTRACTS	CONTRACTS	TOTAL

Interest rate	Net realized loss	($259,052)	($1,216,716)	($1,475,768)
contracts
Total		($259,052)	($1,216,716)	($1,475,768)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2010:

	STATEMENT OF OPERATIONS	FUTURES	SWAP
RISK	LOCATION	CONTRACTS	CONTRACTS	TOTAL

Interest rate	Change in unrealized	($83,406)	$1,177,409	$1,094,003
contracts	appreciation (depreciation)
Total		($83,406)	$1,177,409	$1,094,003

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average daily net assets and the value attributable to the committed facility agreement (collectively, managed assets), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average daily managed assets in excess of $300,000,000. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2010, were equivalent to an annual effective rate of 0.55% of the Fund’s managed net assets.

Accounting and legal services. Pursuant to the service agreement the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. The accounting and legal services fees incurred for the year ended October 31, 2010, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

30	Investors Trust | Annual report

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within other receivables and payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the year ended October 31, 2010, and for the year ended October 31, 2009, were as follows:

	Year ended 10-31-10		Year ended 10-31-09
	Shares	Amount	Shares	Amount

Distributions reinvested	67,824	$1,326,215	74,427	$1,087,350

Note 7 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 8 — Committed facility agreement

Effective April 21, 2010, the Fund entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $80 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one month LIBOR (reset daily) plus 0.95% and is payable monthly. Under the terms of the CFA, the Fund also pays a one time arrangement fee of 0.25% of the maximum commitment financing, which is accrued and paid over the first year of the CFA, and a commitment fee of 0.70% per annum on the unused portion of the commitment.

Prior to April 21, 2010, the Fund utilized a Credit Agreement (CA) with a third party commercial bank that allowed it to borrow up to $67 million and to invest the borrowings in accordance with

Annual report | Investors Trust	31

its investment practices. Borrowings under the CA were secured by all the assets of the Fund. Interest was charged at the one-, two-, three- or six-month LIBOR, at the Fund’s election, plus 1.25% and was payable monthly. In addition, the Fund could elect to convert the interest rate to an alternative rate, which was the highest of the prime rate in effect on such day, the Federal Funds rate in effect on such day plus 1.25% or the overnight LIBOR rate plus 1.25%. Under the terms of the CA, the Fund also paid a commitment fee of 0.25% per annum on the bank’s commitment amount, regardless of usage, and a structuring fee of 0.25% on the committed financing in the first year of the CA, which amounted to $167,500. The structuring fee was amortized during the first year of the agreement.

Arrangement, commitment, and structuring fees expensed for the year ended October 31, 2010, amounted to $107,779, $80,107 and $90,654, respectively, and are included in the interest expense in the Statement of Operations. As of October 31, 2010, the Fund had borrowings of $80,000,000 at an interest rate of 1.20%. November 1, 2009 to October 31, 2010, the average borrowings under the CA and CFA and the effective average interest rate were $73,364,384 and 1.38%.

The Fund may terminate the CFA with 270 days’ notice and, if the Board of Trustees determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interest of the Fund’s shareholders, the Fund may terminate the agreement with 60 days’ notice. In addition, if certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination.

On April 21, 2010, the Fund entered into an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty three and one third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA. There has been no lending activity under this agreement during the year.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated to $148,444,957 and $162,284,885, respectively, for the year ended October 31, 2010. Purchases and sales of U.S. Treasury obligations aggregated to $25,764,346 and $1,364,320, respectively, for the year ended October 31, 2010.

32	Investors Trust | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investors Trust (the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2010

Annual report | Investors Trust	33

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2010.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended October 31, 2010.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for calendar year 2010.

34	Investors Trust | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the NYSE. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements.

Bylaws and Declaration of Trust

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. In October 2008, the Fund’s bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws. On August 21, 2003, shareholders approved the amendment of the Fund’s bylaws, effective August 26, 2003, to provide for the issuance of preferred shares.

On March 31, 2008, the shareholders approved an amendment to the Fund’s Declaration of Trust to permit the Fund’s Board of Trustees to delegate the authority to declare dividends to a Dividend Committee consisting of officers, employees or agents of the Fund.

Dividends and distributions

During the year ended October 31, 2010, dividends from net investment income totaling $2.0699 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 31, 2009	$0.5018

March 31, 2010	0.5218

June 30, 2010	0.5478

September 30, 2010	0.4985

Total	$2.0699

Annual report | Investors Trust	35

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Any shareholder who participates in the Plan will automatically have all distributions of dividend and capital gains reinvested in lieu of all or a portion of the cash dividends. The Plan is available to all shareholders without charge. Mellon Bank, N.A. (the Plan Agent) will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com, showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. Shareholders who do not elect to participate in the Plan, will not be automatically enrolled in the Plan.

The Board of Trustees of the Fund has authorized the Dividend Committee to declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund’s common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend, otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder, by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the NYSE on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder’s account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for common shares of the Fund on the NYSE as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares

36	Investors Trust | Annual report

acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 358015, Pittsburgh, PA 15252-8015 (Telephone: 1-800-852-0218).

Certain modifications to the Plan have been approved by the Board of Trustees on December 7, 2010. These modifications will be provided to shareholders at least 90 days prior to implementation.

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Investors Trust	37

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Investors Trust (the Fund) met in-person on May 2–4 and June 6–8, 2010 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, MFC Global Investment Management (U.S.), LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are unaffiliated with the Fund, the Adviser and the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committees A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 2–4, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information independently compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) as determined by Morningstar, and its benchmark index. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser and its affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, under similar investment mandates, as well as the performance of such other clients; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

38	Investors Trust | Annual report

At an in-person meeting held on May 2–4, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 2–4, 2010 meeting, the Board presented the Adviser and Subadviser with questions and requests for additional information and the Adviser and Subadviser responded to these requests with additional written information in advance of the June 6–8, 2010 Board meeting. The Board also reviewed these additional materials relating to its consideration of the Agreements.

At an in-person meeting held on June 6–8, 2010, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Adviser, the Subadviser and the Fund, each for an additional one-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser and the Subadviser; (b) the investment performance of the Fund and portfolio management of the Subadviser; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters important to the approval process, such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser, and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Trustee may have attributed different weights to the various items considered.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund. The Board reviewed the Adviser’s and Subadviser’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement.

Annual report | Investors Trust	39

The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients, and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and those services they provide to other clients which, to the extent the other client is not a closed-end fund, may generally be attributable to the more burdensome regulatory and legal obligations of closed-end funds and the higher turnover of closed-end fund assets.

Fund performance

The Board, including the Independent Trustees, reviewed and considered the performance history of the Fund. The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings.The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category and Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2010 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years. The Board noted that the Fund significantly exceeded the performance of its Peer Group median, its Category median and its benchmark index during the past year and that it regularly outperforms these same groups for the 3-, 5- and 10-year periods.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Investors Trust	52.63%	7.04%	5.86%	7.54%
Barclays Capital US Aggregate	5.93%	6.04%	4.97%	6.33%
Bond Index
Intermediate-Term Bond	27.97%	4.92%	4.90%	6.61%
Category Median
Morningstar 15(c) Peer Group Median	27.97%	5.42%	4.67%	6.49%

The Board noted that the Subadviser remained consistent with its investment style and adhered to its investment mandates.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Category and Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other types of clients with similar investment mandates, including separately managed institutional accounts.

40	Investors Trust | Annual report

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement rate into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund. The Board considered expenses and fee rates to be higher or lower if they were over or under 10 basis points, respectively; slightly higher or slightly lower if they were above or below 6-10 basis points, respectively, and inline if they were above or below by 5 basis points.

The Board noted that the investment advisory rate was slightly higher than the Category median and higher than the Peer Group median. The Board noted the following information about the Fund’s Gross and Net Expense Ratios in relation with the Fund’s Peer Group and Category:

EXPENSE RATIO		RELATION TO PEER GROUP	RELATION TO CATEGORY

Gross Expense Ratio (Class A)	2.43%	Higher	Slightly Higher
Net Expense Ratio (Class A)	1.43%	Higher	Higher

The Board also received and considered information relating to the Fund’s use of leverage and its impact on fees.

The Board received and reviewed statements relating to the Adviser’s financial condition and profitability with respect to the services it provides the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services provided to the Fund. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008.

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the methodologies involved in allocating such profit to the Subadviser.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund.

Annual report | Investors Trust	41

The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. During its considerations, the Board recognized the limited significance of economies of scale with respect to closed-end funds.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Agreement fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser, or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term and the Subadvisory Agreement among the Adviser, the Subadviser and the Fund for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board, including a majority of the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor listed above, or any group of factors listed above, as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The Board noted that contractual fee arrangements for the Fund reflect the results of several years of review by the Board and certain predecessor Trustees, and discussions between such Trustees (and predecessor Trustees) and the Adviser. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

42	Investors Trust | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson,* Born: 1943	1996	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2005	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2005	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Annual report | Investors Trust	43

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2004	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	1996	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,*[2] Born: 1944	2005	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

44	Investors Trust | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing
Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

Annual report | Investors Trust	45

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2010); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Mr. McHaffie was appointed by the Board of Trustees effective 8-31-10.

* Effective 1-1-11, Steven R. Pruchansky will succeed Patti McGill Peterson as the Chairperson of the Board.

46	Investors Trust | Annual report

More information

Trustees	Officers	Investment adviser
Patti McGill Peterson,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham	Andrew G. Arnott	MFC Global Investment
Deborah C. Jackson*	Senior Vice President**	Management (U.S.), LLC
Charles L. Ladner	and Chief Operating Officer
Stanley Martin*	Thomas M. Kinzler	Custodian
Hugh McHaffie†**	Secretary and Chief Legal Officer	State Street Bank and
Dr. John A. Moore	Francis V. Knox, Jr.	Trust Company
Steven R. Pruchansky*	Chief Compliance Officer
Gregory A. Russo	Charles A. Rizzo	Transfer agent
John G. Vrysen†	Chief Financial Officer	Mellon Investor Services
Salvatore Schiavone
	Treasurer	Legal counsel
K&L Gates LLP

Independent registered
public accounting firm
*Member of the		PricewaterhouseCoopers LLP
Audit Committee
**Effective 8-31-10		Stock symbol
†Non-Independent Trustee		Listed New York Stock
Exchange: JHI

For shareholder assistance refer to page 37

You can also contact us:	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Annual report | Investors Trust	47

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P500A 10/10
12/10

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $36,410 for the fiscal year ended October 31, 2010 and $41,819 for the fiscal year ended October 31, 2009. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2009 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,959 for the fiscal year ended October 31, 2010 and $2,873 for the fiscal year ended October 31, 2009. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $20,020 for the fiscal year ended October 31, 2010 and $55 for the fiscal year ended October 31, 2009 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2010, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,086,768 for the fiscal year ended October 31, 2010 and $8,200,526 for the fiscal year ended October 31, 2009.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day- to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2010.

Barry H. Evans, CFA

President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment
Management (U.S.), LLC since 2005
Senior Vice President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock
Advisers LLC (1986 – 2005)
Began business career in 1986
Joined Fund team in 2002
Fund ownership — $10,001 – $50,000

Jeffrey N. Given, CFA

Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993– 2005)
Began business career in 1993
Joined Fund team in 1999
Fund ownership — $1 – $10,000

John F. Iles

Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers LLC (1999– 2005)
Began business career in 1984
Joined Fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day- to- day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2010. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Barry H. Evans, CFA	Other Investment Companies: 10 accounts with assets of
approximately $11.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 87 accounts with assets of
approximately $358 million.

Jeffrey N. Given, CFA	Other Investment Companies: 13 accounts with assets of
approximately $16.7 billion.
Other Pooled Investment Vehicles: 4 accounts with assets of
approximately $197.4 million.
Other Accounts: 11 accounts with assets of
approximately $5.1 billion.

John F. Iles	Other Investment Companies: 7 accounts with assets of
approximately $5.6 billion.
Other Pooled Investment Vehicles: 7 account with assets of
approximately $1.3 billion.
Other Accounts: 1 account with assets of
approximately $50 million.

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the

Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full- time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

• Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre- tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

• The Profitability of the Subadviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards.

• Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

By: /s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: December 17, 2010